Exhibit 99.2

Focus Financial Partners Inc. 2019 Second Quarter Earnings Release Supplement August 8, 2019

Disclaimer Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, other expense/income, net, other one-time transaction expenses, and management contract buyout, if any. We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. We use Adjusted EBITDA (i) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies. Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities. The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments. In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information. We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect (i) a pro forma 27% income tax rate assuming all earnings of Focus LLC were recognized by Focus Inc. and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. 2

Table of Contents Pages 2019 Second Quarter Financial Snapshot 4-5 Key Performance and Growth Trends 6-8 2019 YTD M&A Activity 9-10 Balance Sheet Metrics 11-12 Outlook 13 Top 5 Takeaways 14 Appendix 15-18 3

2019 Second Quarter Financial Snapshot

FOCUS FINANCIAL PARTNERS

Revenues	▪ **Revenues:** \$301.5 million, +30.3% year-over-year growth ▪ **Organic revenue growth:**[1] +18.0% ▪ **Fee-based and recurring revenues:** 95+% ▪ **Split between market correlated and non-correlated revenues:** ~70% / ~30% ▪ **Market correlated revenues billed in advance:** ~70% ▪ **Revenue attributable to new partner firm closings:** \$7.3 million* * Relates to the 2 partner firms closed during Q2, both of which closed on 4/1/19
Adjusted EBITDA	▪ **Adjusted EBITDA:**[2] \$63.0 million, +21.3% year-over-year growth ▪ **Adjusted EBITDA Margin:**[3] 20.9% ▪ **Adjusted EBITDA attributable to new partner firm closings:** \$1.9 million* * Relates to the 2 partner firms closed during Q2, both of which closed on 4/1/19
Adjusted Net Income and ANI per Share	▪ **Adjusted Net Income:**[2] \$41.2 million, +42.1% year-over-year growth ▪ **Adjusted Net Income Per Share:**[2] \$0.55, +37.5% year-over-year growth ▪ **Adjusted Shares Outstanding for purposes of calculating ANI:**[2] 74.4 million

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.

4

Majority of revenues are correlated to equity and fixed income markets Amount fluctuates quarter to quarter based on revenue composition of acquired firms and mergers Partner firms generally bill quarterly in advance for correlated revenues, impacting how market movements are reflected in quarterly revenues 5 2019 Second Quarter Revenue Composition Market-Correlated Revenues ~70% $212.2 million

Fifth Consecutive Quarter1 of Revenue and Adjusted Net Income Per Share2 Growth Above 30% 6 Growth well above stated annual targets of 20% for each Since reporting as a public company. Non-GAAP financial measure. See Appendix for reconciliations. $0.40 $0.46 $0.51 $0.47 $0.55 37.6% 39.4% 54.5% 34.3% 37.5% Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Quarterly ANI Per Share 2 and Growth % ANI Per Share YOY growth % $231.4 $235.7 $247.5 $259.9 $301.5 47.2% 30.8% 30.4% 32.5% 30.3% Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Quarterly Revenues and Growth % ($ in millions) Revenues YOY growth %

Organic Revenue Growth Trend is Strong

- Q2 2019 year-over-year organic revenue growth[1] was 18.0%
- Trailing 10-quarter average was 13.4%

Quarterly Organic Revenue Growth[1] Percentage



9.3%
11.9%
14.4%
17.9%
17.6%
16.7%
9.7%
10.7%
7.7%
18.0%
13.4%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Organic Revenue Growth
Average

1. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements of operations for the entire periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.

7

Mergers More Than Double Our Partner Firms’ Revenue Growth 8 Partner firms who take advantage of M&A in addition to traditional asset gathering have transformed their businesses though accelerated growth M&A enables efficient monetization of large pools of client assets and client leads, as well as addition of exceptional advisor talent The weightings are based on the June 30, 2019 LTM revenues of the respective partner firms. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 46 firms since inception (out of the 62 firms) that have been with us for at least 2 years as of June 30, 2019 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined. The 46 partner firms have been with Focus for a weighted average of 6.5 years. Entire portfolio of 46 partner firms has delivered weighted average revenue CAGR of over 13% since joining Focus(3) (1) (1) 7.0% 15.4% Firms that have not completed a merger (19 firms - weighted average of 4 years with Focus) Firms that have completed at least one merger (27 firms - weighted average of 7 years with Focus) Weighted Average (1) Revenue CAGR Since Inception (2)

M&A Volumes Reflect Attractiveness of Our Differentiated Model

FOCUS FINANCIAL PARTNERS

As of August 8, 2019

- 63 partner firms
- 32 transactions pending/closed 2019 YTD, already exceeding 2018 full year transaction activity
- $35.1 million in Acquired Base Earnings[1] for 6 partner firms acquired 2019 YTD

Period	Type	Firm Name	Partner Firm (for Mergers)	Closing Date	Primary Office Location
Q3 2019 (to date)	Partner Firm Acquisitions	1. Williams, Jones & Associates		8/1/19	New York, NY
	Mergers	1. Stevens First Principles Investment Advisors	Benefit Financial Services Group	7/1/19	Newport Beach, CA
		2. Catamount Management Group	Crestwood Advisors	7/1/19	Westport, CT
		3. Hines & Warner Wealth Management	Vista Wealth Management	7/1/19	Portland, OR
		4. Lodestar Investment Counsel	Bartlett Wealth Management	7/1/19	Chicago, IL
		5. TMD & Associates	One Charles Private Wealth	7/1/19	Scottsdale, AZ
		6. HORNE Wealth Advisors	Buckingham	7/1/19	Ridgeland, MS
		7. Roof Advisory Group	Fort Pitt Capital Group	*	Harrisburg, PA
		8. Smiley	TrinityPoint Wealth	*	Charlotte, NC
Q2 2019	Partner Firm Acquisitions	1. Escala Partners		4/1/19	Melbourne, Australia
		2. Sound View Wealth Advisors		4/1/19	Savannah, GA
	Mergers	1. MacGuire, Cheswick & Tuttle	Crestwood Advisors	4/1/19	Darien, CT
		2. Weatherstone Capital Management	Carnick & Kubik Group	4/1/19	Denver, CO
		3. Bullard, McLeod and Associates	Atlas Private Wealth Management	4/1/19	Albany, NY
		4. Anthony Smith Advisors	Patton Albertson Miller Group	4/1/19	Atlanta, GA
		5. Skeet Kaye Hopkins	Gelfand, Rennert & Feldman	4/2/19	London, United Kingdom
		6. Massingale	Summit Financial	5/1/19	Ruston, LA
		7. Steinberg Global Asset Management	The Colony Group	5/1/19	Boca Raton, FL
		8. Lake Mary Wealth Management	Buckingham	6/1/19	Maitland, FL
		9. Collings	The Colony Group	6/18/19	Boston, MA

* Signed and pending close. Additionally, the transaction for new partner firm Lanham O'Dell & Company is signed, however, is not expected to close in 2019 and is not included in pending transactions.

1. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

9

M&A Volumes Reflect Attractiveness of Our Differentiated Model = 10 (Continued from Previous Page) Type Firm Name Partner Firm (for Mergers) Closing Date Primary Office Location Q1 2019 Partner Firm Acquisitions 1. Altman, Greenfield & Selvaggi 1/1/19 New York, NY 2. Prime Quadrant 2/15/19 Toronto, Canada 3. Foster Dykema Cabot 3/1/19 Boston, MA Mergers 1. Griffon Financial Planning Buckingham 1/1/19 Bend, OR 2. Northern Capital Management Kovitz Investment Group 1/1/19 Madison, WI 3. Alpern Wealth Management Buckingham 1/1/19 Pittsburgh, PA 4. David Weise & Associates NKSFB 1/1/19 Encino, CA 5. WG&S, LLP Gelfand, Rennert & Feldman 1/1/19 Los Angeles, CA 6. Aurora Financial Advisors The Colony Group 2/1/19 Wellesley, MA 7. Dan Goldie Financial Services Buckingham 2/1/19 Palo Alto, CA 8. Insero Wealth Strategies Buckingham 3/1/19 Buffalo, NY 9. Neuman + Associates NKSFB 3/1/19 Encino, CA Q2 2019 Partner Firm Acquisitions 1. Escala Partners 4/1/19 Melbourne, Australia 2. Sound View Wealth Advisors 4/1/19 Savannah, GA Mergers 1. MacGuire, Cheswick & Tuttle Crestwood Advisors 4/1/19 Darien, CT 2. Weatherstone Capital Management Carnick & Kubik Group 4/1/19 Denver, CO 3. Bullard, McLeod and Associates Atlas Private Wealth Management 4/1/19 Albany, NY 4. Anthony Smith Advisors Patton Albertson Miller Group 4/1/19 Atlanta, GA 5. Skeet Kaye Hopkins Gelfand, Rennert & Feldman 4/2/19 London, United Kingdom 6. Massingale Summit Financial 5/1/19 Ruston, LA 7. Steinberg Global Asset Management The Colony Group 5/1/19 Boca Raton, FL 8. Lake Mary Wealth Management Buckingham 6/1/19 Maitland, FL 9. Collings The Colony Group 6/18/19 Boston, MA Q3 2019 (to date) Partner Firm Acquisitions 1. Williams, Jones & Associates 8/1/19 New York, NY Mergers 1. Stevens First Principles Investment Advisors Benefit Financial Services Group 7/1/19 Newport Beach, CA 2. Catamount Management Group Crestwood Advisors 7/1/19 Westport, CT 3. Hines & Warner Wealth Management Vista Wealth Management 7/1/19 Portland, OR 4. Lodestar Investment Counsel Bartlett Wealth Management 7/1/19 Chicago, IL 5. TMD & Associates One Charles Private Wealth 7/1/19 Scottsdale, AZ 6. HORNE Wealth Advisors Buckingham 7/1/19 Ridgeland, MS 7. Roof Advisory Group Fort Pitt Capital Group * Harrisburg, PA 8. Smiley TrinityPoint Wealth * Charlotte, NC 8 6 17 24 25 30 2018 (Full Year) 2019 YTD (through August 8) Total Closed Deals Mergers Partner Firms

Key Balance Sheet Metrics July 2019 Amendment $350 million increase in existing Term Loan closed on 7/26/19 Strong lender demand resulted in upsizing from $300 million indicated in 7/17/19 press release Same terms and conditions as the existing Term Loan Quarterly installment repayments increase from $2.0 million to $2.9 million Proceeds used to repay outstanding borrowings under $650 million Revolver and reset dry powder for M&A activity Borrowing Rates (as of June 30, 2019) Term Loan ($795.0 million outstanding) LIBOR + 250 bps Net Leverage Ratio Drawn Spread Undrawn Fee >4.00x LIBOR + 200 bps 50 bps >3.50x & <4.00x LIBOR + 175 bps 50 bps >3.00x & <3.50x LIBOR + 150 bps 37.5 bps <3.00x LIBOR + 125 bps 25 bps 11 Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Agreement), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Agreement). Revolver ($320.0 million outstanding) Revolver grid pricing: $ in millions 6/30/19 Cash and cash equivalents $37.9 Borrowings outstanding $1,115.0 Net leverage ratio1 4.05x

Earnings Preference Creates Structural Downside Protection

- **Focus maintains downside protection with earnings preference.**
  - A hypothetical decline of 10% to 20% in market-correlated revenues solely adjusting for Q2 2019, keeping all other revenues/expenses unchanged except for management fees, increases Net Leverage Ratio by ~0.1x and ~0.2x, respectively.[1]
  - *Illustrative example only*. Partner firms would adjust cost structures in the event of a prolonged downturn.
    - Reported Q2 2019 compensation and related expenses were $105.5 million and SG&A expenses were $59.7 million.

		Hypothetical % decline in market correlated revenues [(1)]	
($ in millions)	**Reported**	**(10)%**	**(20)%**
Q2'19 Revenue	$ 301.5	$ 280.3	$ 259.1
Net Leverage Ratio[(2)]	4.05x	4.18x	4.26x

- **Unique financial structure supports Net Leverage Ratio above 4x.**
  - Capitalizing on opportunities with substantial future growth potential and diversification benefits
  - Earnings preference, fee-based recurring revenue and variable expenses create downside protection of earnings
  - Cash flow would be used to de-lever if opportunity set becomes less attractive

Cash Flow from Operating Activities
($ in millions)



+53%
$69.1
$105.9
$124.0
2017
2018
Q2 2019 LTM

1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Agreement) resulting from a hypothetical change in Q2 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Agreement),

12

Outlook Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. Calculated as Adjusted EBITDA divided by revenues. 13 Q3 2019 organic revenue growth1 is estimated to be greater than 15%. Adjusted EBITDA margin2 for Q3 2019 is estimated to be approximately 21%. Q3 2019 is estimated to include Williams Jones revenues of $7 million and Adjusted EBITDA of $2.7 million based on the August 1st mid-quarter closing. Expected annual revenues of $42 million and annual Adjusted EBITDA of $16.5 million. Intangible tax shield for Adjusted Net Income as of June 30, 2019 is expected to be $30.8 million for the next 12 months. On July 26, closed on an incremental $350 million Term Loan with original issue discount of $0.9 million and estimated fees of $3.8 million. Interest rate of LIBOR + 250 bps

Top 5 Takeaways for Q2 2019 1 Delivered strong YOY growth in revenues (+30.3%) and Adjusted Net Income per Share1 (+37.5%) well in excess of 20% annual growth targets for each. Delivered strong year-over-year organic revenue growth2 (+18.0%). 2 3 4 5 Non-GAAP financial measure. See Appendix for reconciliations Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. 14 Closed on $350 million of incremental borrowings under our Term Loan and used proceeds to repay outstanding borrowings under Revolver. Reset dry powder for M&A activity and future growth Year-to-date through August 8, 2019, $35.1 million in acquired base earnings for 6 closed new partner firms; supplemented by 24 mergers. No plan to issue equity in the near term unless in connection with M&A transactions that would be accretive to ANI per share. We believe benefits of pursuing unprecedented M&A opportunities outweigh drawback of increase in leverage above 4x.

15 Appendix 15

Net Income (Loss) to Adjusted EBITDA Reconciliation ($000s) 16 16 Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details. For the Three Months Ended June 30, 2018 June 30, 2019 Net income (loss) $ (7,656) $ 3,102 Interest income (235) (339) Interest expense 18,212 14,424 Income tax expense 746 1,425 Amortization of debt financing costs 929 782 Intangible amortization 22,290 31,221 Depreciation and other amortization 2,162 2,425 Non-cash equity compensation expense 3,701 5,178 Non-cash changes in fair value of estimated contingent consideration 11,944 3,847 Other (income) expense, net (203) 468 Other one-time transaction expenses (1) - 420 Adjusted EBITDA $ 51,890 $ 62,953 Net income (loss) (7,656) $ 3,102 Income tax expense 746 1,425 Amortization of debt financing costs 929 782 Intangible amortization 22,290 31,221 Non-cash equity compensation expense 3,701 5,178 Non-cash changes in fair value of estimated contingent consideration 11,944 3,847 Loss on extinguishment of borrowings - - Management contract buyout - - Other one-time transaction expenses - 420 Subtotal 31,954 45,975 Pro forma tax (27%) (8,628) (12,413) Tax adjustment 5,686 7,670 Adjusted Net Income $ 29,012 $ 41,232 Adjusted Shares Outstanding (1) 71,843,916 74,444,102 Adjusted Net Income Per Share $ 0.40 $ 0.55 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (2) – 46,696,200 Adjustments: Shares of Class A common stock issued in connection with 42,529,651 – the IPO and Reorganization Transactions (3) Weighted average incremental shares of Class A common – 25,359 stock related to stock options and unvested Class A common stock (4) Weighted average Focus LLC common units outstanding (5) 22,499,665 22,488,713 Weighted average common unit equivalent of Focus LLC incentive units outstanding (6) 6,814,600 5,233,830 Adjusted Shares Outstanding (1) 71,843,916 74,444,102

Net Income (Loss) to Adjusted Net Income Reconciliation ($000s) 17 Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details. For periods ended prior to the closing of the IPO and the consummation of the related reorganization transactions on July 30, 2018, these adjustments are being made for comparative purposes only. Represents tax adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% tax rate. 17 For the Three Months Ended June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Net income (loss) $ (7,656) $ (38,924) $ 17,547 $ (2,828) $ 3,102 Income tax expense (benefit) 746 3,745 3,783 (1,221) 1,425 Amortization of debt financing costs 929 828 782 782 782 Intangible amortization 22,290 23,616 24,981 28,741 31,221 Non-cash equity compensation expense 3,701 24,057 12,856 3,921 5,178 Non-cash changes in fair value of estimated contingent consideration 11,944 10,564 (22,241) 7,414 3,847 Loss on extinguishment of borrowings - 7,060 - - - Management contract buyout - - - 1,428 - Other one-time transaction expenses (1) - 7,535 3,994 1,066 420 Subtotal 31,954 38,481 41,702 39,303 45,975 Pro forma tax (27%) (2) (8,628) (10,390) (11,260) (10,612) (12,413) Tax adjustments (2)(3) 5,686 6,040 6,307 7,023 7,670 Adjusted Net Income $ 29,012 $ 34,131 $ 36,749 $ 35,714 $ 41,232 Adjusted Shares Outstanding (1) 71,843,916 74,055,933 71,677,504 76,793,979 74,444,102 Adjusted Net Income Per Share $ 0.40 $ 0.46 $ 0.51 $ 0.47 $ 0.55 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (2) – 42,351,043 43,651,256 46,211,599 46,696,200 Adjustments: Shares of Class A common stock issued in connection with 42,529,651 – – – – the IPO and Reorganization Transactions (3) Weighted average incremental shares of Class A common – 130,411 63,323 7,855 25,359 stock related to stock options and unvested Class A common stock (4) Weighted average Focus LLC common units outstanding (5) 22,499,665 22,695,798 22,823,272 22,783,692 22,488,713 Weighted average common unit equivalent of Focus LLC incentive units outstanding (6) 6,814,600 8,878,681 5,139,653 7,790,833 5,233,830 Adjusted Shares Outstanding (1) 71,843,916 74,055,933 71,677,504 76,793,979 74,444,102

Adjusted Net Income Per Share Reconciliation ($000s except share and per share amounts)

	For the Three Months Ended				
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Adjusted Net Income	$ 29,012	$ 34,131	$ 36,749	$ 35,714	$ 41,232
Adjusted Shares Outstanding (1)	71,843,916	74,055,933	71,677,504	76,793,979	74,444,102
Adjusted Net Income Per Share	$ 0.40	$ 0.46	$ 0.51	$ 0.47	$ 0.55
Calculation of Adjusted Shares Outstanding:					
Weighted average shares of Class A common stock outstanding—basic (2)	–	42,351,043	43,651,256	46,211,599	46,696,200
Adjustments:					
Shares of Class A common stock issued in connection with the IPO and Reorganization Transactions (3)	42,529,651	–	–	–	–
Weighted average incremental shares of Class A common stock related to stock options and unvested Class A common stock (4)	–	130,411	63,323	7,855	25,359
Weighted average Focus LLC common units outstanding (5)	22,499,665	22,695,798	22,823,272	22,783,692	22,488,713
Weighted average common unit equivalent of Focus LLC incentive units outstanding (6)	6,814,600	8,878,681	5,139,653	7,790,833	5,233,830
Adjusted Shares Outstanding (1)	71,843,916	74,055,933	71,677,504	76,793,979	74,444,102

1. For historical periods prior to the closing of the IPO and consummation of the related reorganization transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only.
2. Represents our GAAP weighted average Class A common stock outstanding–basic.
3. The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of related reorganization transactions on July 30, 2018 is assumed to have occurred as of January 1, 2018 for comparative purposes.
4. Represents the incremental shares related to stock options and unvested Class A common stock as calculated using the treasury stock method.
5. Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock.
6. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the exchange to Class A common stock was based on the $33.00 IPO price.

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